SUPPLEMENT DATED APRIL 10, 2014
to

PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR, COLUMBIA ALL-STAR EXTRA,
COLUMBIA ALL-STAR FREEDOM AND COLUMBIA ALL-STAR TRADITIONS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective after the close of business on April 30, 2014, the names of the following investment options will change:

Old Name	New Name

Franklin Growth and Income Securities Fund	Franklin Growth and Income VIP Fund

Templeton Foreign Securities Fund	Templeton Foreign VIP Fund

Mutual Shares Securities Fund	Franklin Mutual Shares VIP Fund

Please retain this supplement with your prospectus for future reference.

All Stars US 4/2014